UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2014

Two Rivers Water & Farming Company

(Exact Name of Registrant as Specified in Charter)

Colorado	000-51139	13-4228144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Tower 1, Ste 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 16, 2014, we entered into a real estate purchase agreement pursuant to which we will sell and leaseback approximately 247 acres of farmland real estate in Pueblo County, Colorado.  The agreement contemplates that an agriculture real estate investment trust will purchase the farmland from us for a purchase price of $2,500,000 and then will lease the farmland to us for a base annual rent of $187,500, subject to increase by an annual CPI-based inflation adjustment of up to 3%.  The lease period will begin upon completion of the sale-and-leaseback transaction and extend through December 31, 2019, subject to our right to extend the term one time for an additional five-year period.  The sale-and-leaseback transaction is expected to be completed on or before October 30, 2014 and is subject to typical closing requirements, including inspection and appraisal rights.

A copy of the real estate purchase agreement, including the form of related farm lease, described above is filed as an exhibit to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

EXHIBIT NO.	DESCRIPTION
10.1	Real Estate Purchase Agreement, dated as of September 16, 2014, between Two Rivers Water & Farming Company and Farmland Partners Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY

Date: September 18, 2014	By:	/s Wayne Harding
Wayne Harding
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Real Estate Purchase Agreement, dated as of September 16, 2014, between Two Rivers Water & Farming Company and Farmland Partners Inc.

EXHIBIT 10.1

Real Estate Purchase Agreement, dated as of September 16, 2014, between Two Rivers Water & Farming Company and Farmland Partners Inc.

REAL ESTATE PURCHASE AGREEMENT

THIS REAL ESTATE PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of September 16, 2014 (the “Effective Date”), by and between Two Rivers Water & Farming Company, a Colorado corporation with principal offices at 2000 S Colorado Blvd., Tower 1, Suite 3100, Denver, CO 80222 (the “Seller”) and Farmland Partners Inc., a Maryland corporation with principal offices at 8670 Wolff Court, Suite 240, Westminster, CO 80031, or assigns (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Seller has, subject to the terms and conditions enumerated herein, agreed to sell, and the Buyer has agreed to purchase, approximately 247 acres of farmland real estate in Pueblo County, Colorado, more particularly described in Exhibit A attached hereto (the “Real Estate”) and the Additional Interests, as defined below.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.

SALE AND PURCHASE.  Seller does hereby covenant and agree to sell and convey the Real Estate, together with all improvements, all water rights, all mineral rights (if any, and then only to the extent of Seller’s interest therein), appurtenances and hereditaments, as well as title and interest to easements and rights-of-way, now located thereon or attached thereto, and the right of first refusal described in Section 7 below, (collectively, the “Additional Interests” and, hereafter, the Real Estate and the Additional Interests shall be referred to as the “Property”) by good and sufficient general warranty deed, to Buyer, or to such entity as Buyer may designate provided that such entity is owned by Buyer or Buyer’s parent company and provided further that Buyer shall not be released from any of Buyer’s agreements and undertakings as set forth herein; and Buyer covenants and agrees to purchase and accept Property on the terms provided for herein.

2.

PRICE.  The price at which Seller will sell, and Buyer will purchase, the Property shall be $2,500,000.00 (the “Purchase Price”), payable by wire transfer at Closing (as defined below).

3.

EARNEST MONEY.  Earnest money shall be $25,000.00 (the “Earnest Money”).  The Earnest Money shall be deposited within three business days of the Effective Date, and shall be held by Land Title as escrow agent hereunder (the “Escrow Agent”), for delivery to Seller at the time of closing or as otherwise provided for in this Agreement as credit against the Purchase Price.

4.

TITLE TO PROPERTY.  Seller shall convey good, marketable and insurable fee simple title to the Property (with the exception of the mineral rights, which shall be conveyed via quit claim deed) to Buyer free and clear of all liens and encumbrances, subject only to Permitted Title Exceptions (as defined below).  Within twenty-one (21) days after the Effective Date, Seller shall, at its sole expense, furnish to Buyer a commitment to issue an ALTA title insurance policy in the amount of the Purchase Price prepared by a fully insured and bonded title company regularly doing business in the State of Colorado (the “Title Company”).  Permissible exceptions to title shall include only those that are acceptable to Buyer.  If title evidence discloses exceptions not acceptable to Buyer, Buyer shall give written notice of such exceptions to Seller within ten (10) days from Buyer’s receipt of the title commitment (the “Title Objections”). Seller shall have until the time set for the Closing to remove the Title Objections from the title commitment. If Seller is unable to cure any such Title Objection(s), then Buyer shall have the option to terminate this Agreement by delivering written notice to Seller by the time set for the Closing, in which case Buyer shall be entitled to a full refund of the Earnest Money and neither party shall have any further obligation or liability under this Agreement.  If Buyer closes on the purchase of the Property and not all Title Objections have been removed from the title commitment at the Closing, then said unremoved Title Objections, collectively with any additional exceptions listed on Schedule B-2 of the title commitment and/or any other exceptions to the coverage described on the title commitment shall be deemed to be have been accepted by Buyer (collectively said unremoved Title Objections and additional exceptions are hereafter referred to as the “Permitted Title Exceptions”).

5.

INSPECTION PERIOD CANCELLATION.  Buyer shall have the right to inspect the Property in all respects and perform its general due diligence responsibilities for thirty (30) days after the Effective Date (the “Inspection Period”).  If such inspection and examination of the Property and related issues, including but not limited to, farm leases, survey, title work, environmental issues, soil tests and borings, is not satisfactory to Buyer, Buyer may, in its sole discretion, cancel this Agreement upon written notice to Seller within the Inspection Period, and in such event the Earnest Money shall be returned to Buyer and neither party will have any further obligation or liability under this Agreement.  If Buyer fails to notify Seller of its election to terminate this Agreement on or before the expiration of the Inspection Period, Buyer shall be deemed conclusively to have waived its right to terminate this Agreement pursuant to this Section 5.  Seller agrees to cooperate reasonably with any such investigations, inspections or studies made by or at Buyer’s direction.  Buyer agrees to defend, indemnify and hold harmless Seller from any damage (including crop damage) or injury to persons or property that arise from Buyer’s inspections, and Buyer agrees to repair and/or reimburse, at its sole cost and expense, any damage (including crop damage) to the Property caused by such entry.

6.

APPRAISAL CONTINGENCY.  This Agreement is contingent upon Buyer obtaining from an reputable farmland appraiser, certified in the state where the Real Estate in located, experienced in farmland appraisals according to the Federal Agricultural Mortgage Corporation’s requirements, and acceptable to Buyer, an appraisal (the “Appraisal”) valuing the Real Estate at no less than the Purchase Price. Seller shall deposit with Escrow Agent $5,000 (the “Appraisal Fee Deposit”) within three business days of the Effective Date. If Buyer has been unable to obtain an Appraisal meeting the requirements set forth in this Section 6, and Buyer serves written notice of such circumstance to Seller within the Inspection Period: (a) the Appraisal Fee Deposit shall be released to Buyer as reimbursement for the cost of the Appraisal due to the appraiser, and (b) Buyer shall have the right to unilaterally terminate this Agreement by serving written notice to Seller within the Inspection Period. In case of termination of the Agreement pursuant to this Section 6, the Earnest Money shall be returned to Buyer in full and neither party shall have any further obligation or liability under this Agreement except for Seller’s obligation to reimburse Buyer for the cost of the Appraisal. If Buyer has been able to obtain an Appraisal meeting the requirements set forth in this Section 6 the Appraisal Fee Deposit shall be returned to Seller.

7.

RIGHT OF FIRST REFUSAL ON SUPPORTING FACILITIES.  Should Seller acquire part or all of the real estate and refrigeration, packing and storage facilities more particularly described in Exhibit B attached hereto (the “Supporting Facilities”), at any time before or after the Effective Date, and should Seller then decide to sell the Supporting Facilities to a third party (the “Third Party Buyer”), either directly as an asset sale or indirectly as the sale of a legal entity, Seller shall first offer the Supporting Facilities to Buyer on the same terms and conditions as agreed with the third party. Buyer shall then have sixty (60) days during which to accept said offer. If Buyer does not accept said offer within said period, Seller shall be free to sell the Supporting Facilities to the Third Party Buyer at said terms and conditions within the following ninety (90) days. Buyer may assign the right of first refusal described in this Section 7 to such entity as Buyer may designate provided that such entity is owned by Buyer or Buyer’s parent company. Upon the acquisition of the Supporting Facilities, Seller shall notify Buyer within seven (7) days, and Seller and Buyer shall enter into a Memorandum Of Right Of First Refusal To Purchase substantially in the form attached as Exhibit C.

8.

CONDITIONS PRECEDENT.  In addition to other conditions set forth in this Agreement, including those related to inspection of the Property, Buyer’s obligation to purchase the Property shall be subject to and contingent upon the following conditions precedent, any or all of which Buyer may waive by written notice only:

(a)

No Adverse Conditions.  There shall be no material adverse change in the condition of, or affecting, the Property or Seller not caused by Buyer between the Effective Date and Closing.

(b)

Representations and Warranties.  Seller’s representations and warranties contained herein are ongoing through the date of and shall be true and correct as of the date of Closing.  Seller shall immediately notify Buyer of any change whatsoever in said representations and warranties and, upon such notice, Buyer may terminate this agreement by delivering written notice to Seller within ten (10) business days of Buyer’s receipt of such notice; if no such termination notice is provided to Seller, then Buyer shall be deemed to have waived its termination right with respect to the condition(s) identified in such notice.

(c)

Government Documents.  Seller agrees to provide, within seven (7) days of the Effective Date, or as soon as practicable after Buyer’s request in the case of documents requested by Buyer pursuant to (v) below, the following documentation relating to the Property to the extent that such documentation is in Seller’s possession or within its reasonable control to obtain: (i) Farm Service Agency maps and Abbreviated 156 Farm Records, (ii) Bessemer Ditch Water District documentation, (iii) well permits, (iv) real property tax invoices, and (v) any other relevant business, governmental or regulatory documents that Buyer requests during the Inspection Period. Seller shall also execute all relevant releases, which would allow Buyer to obtain any reasonable information which is not within the reasonable control of Seller.

(d)

Easements/Access.  Buyer shall be satisfied that all easements necessary, if any, to serve the Property, including, but not limited to, satisfactory ingress and egress, are in existence.  Buyer shall be deemed to have waived this contingency if Buyer does not terminate this Agreement within the Inspection Period.

(e)

Rental Agreement.  Seller agrees to enter into the lease agreement attached as Exhibit D (the “Lease Agreement”). The executed Lease Agreement, together with any payments provided for therein as due upon execution of the Lease Agreement, shall be delivered by Seller and signed by Buyer at Closing.

(f)

Cancellation.  If any of the foregoing conditions precedent is not satisfied or waived in writing by Buyer, Buyer may, but shall not be obligated to, elect, at its option, by written notice to Seller prior to the earlier of the time set for Closing or the specific deadline (as applicable) described within this Section 8, to terminate this Agreement, in which event the Earnest Money shall be returned to Buyer and the parties hereto shall have no further obligation or liability hereunder.

9.

DATE AND PLACE OF CLOSING.  Closing shall take place upon Buyer’s notification to Seller that all conditions enumerated in this Agreement have been satisfied or waived by Buyer (the “Closing”).  Subject to the aforesaid notification, Closing shall take place on or before October 30, 20114 at 11:00 o’clock A.M., Mountain Time, at the Title Company’s principal office, or at such other time and place as otherwise agreed to by Seller and Buyer.

10.

REAL ESTATE COMMISSION.  Any real estate commission attributable to, or associated with, the sale of the Property herein incurred by Seller shall be paid by Seller at closing.  Any real estate commission attributable to, or associated with, the sale of the Property herein incurred by Buyer shall be paid by Buyer at closing.  Seller and Buyer shall indemnify and hold harmless the other from any and all other claims for real estate fees or brokerage commissions arising from sale of the Property.

11.

CLOSING EXPENSES AND PRORATIONS.

(a)

Seller shall pay for the cost of the title commitment as well as the owner’s policy of title insurance for the amount of the Purchase Price issued pursuant to said title commitment on the Property, all transfer taxes, escrow/closing fees charged by the Title Company, the cost of releasing any mortgages or encumbrances on the Property, including the recording of the releases of all such mortgages and encumbrances, and Seller’s attorney’s fees and expenses (including preparation of the warranty deed and all other transfer documents).

(b)

Buyer shall pay for the Buyer’s attorney’s fees and expenses, and the warranty deed.

(c)

All real estate taxes (including special district levies and fees) accruing through the date of Closing shall be prorated as of Closing and shall be paid by Seller, either as a credit to Buyer or as a cash payment to Buyer.  All real estate taxes accruing after the date of Closing shall be the responsibility of Buyer, except as provided by the Lease Agreement.

(d)

All other costs of the Closing shall be paid by the party that incurs the expense.

12.

REPRESENTATIONS, WARRANTIES, COVENANTS AND STIPULATIONS OF SELLER.

(a)

Authority.  Seller covenants and warrants to Buyer, its successors and assigns, that Seller has full right and lawful authority to enter into this Agreement and no other parties have any right or ownership in or to the Property; provided, however, that Buyer makes no representations or warranties with respect to any ownership rights to mineral, oil, and/or gas rights other than it has not sold, leased or otherwise transferred or committed to transfer any such rights.

(b)

Possession.  At Closing, possession of the Property will be delivered to Buyer, free of all contracts, except for Permitted Title Exceptions and the Lease Agreement.

(c)

No New Encumbrances.  From and after the Effective Date until Closing, Seller shall not convey any portion of the Property or any rights therein, or enter into any lease, license, conveyance, security document, easement or other agreement, or amend any lease or existing agreement granting to a third party (i.e., a non-affiliate) any rights with respect to the Property or any part thereof, or any interest whatsoever therein, without Buyer’s prior written consent.

(d)

No Rights to Third Parties.  With the exception of Permitted Exceptions and the Lease Agreement, no person or entity, other than Buyer, has any right, agreement, commitment, option, right of first refusal or any other agreement, whether oral or written, with respect to the sale, assignment or transfer of all or any portion of the Property.  Furthermore, from the Effective Date until Closing or the termination of this Agreement, Seller shall neither enter into nor solicit from or negotiate with any third party with respect to the sale, assignment or transfer of all or any portion of the Property.

(e)

Environmental. To the knowledge of the Seller, there are no pending or threatened actions relating to any environmental law, there are no events or circumstances that would require clean-up or remediation, and there are no underground storage tanks situated upon the Property, except as set forth on the attached Schedule 11(e), which is hereby incorporated into and made a part of this Agreement. The foregoing representations and warranties shall survive the Closing for a period of five (5) years and shall not merge in the deed of conveyance.

(f)

Foreign Person.  Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and no portion of the purchase price is required to be withheld by Buyer pursuant to Section 1445 of such Code and the regulations promulgated.  Upon Buyer’s request, Seller shall provide Buyer with written verification and certification that payments to Seller are not subject to withholding by Buyer.

13.

REPRESENTATIONS, WARRANTIES AND CONVENANTS OF BUYER.  Buyer warrants and represents to Seller that it has, and at Closing will have, all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein pursuant to the terms and conditions of this Agreement.

14.

DEFAULT AND REMEDIES.  In the event any party hereto shall fail to pay, perform or observe any of the covenants and conditions undertaken by it herein to be paid, performed or observed, then such party shall be deemed to be in default with respect hereto.  In the event of a default by Seller, Buyer shall have the right, following ten (10) days prior written notice to Seller during which period Seller has failed to cure such default, in addition to other remedies available at law or in equity, to:  (a) require Seller to perform all of its obligations hereunder including specifically its obligation to convey the Property to Buyer, (b) recover all Earnest Money if Buyer does not elect to pursue the remedy of specific performance, and (c) recover damages, including expenses incurred by Buyer, as a result of the default.  In the event of a default by Buyer, Seller shall have the right to declare this Agreement canceled and, upon such election Seller shall retain the Earnest Money as liquidated damages as its sole remedy.

15.

NOTICES.  All notices, demands, requests, consents, certificates and waivers from either party to the other shall be in writing and sent by United States registered mail, return receipt requested, postage prepaid, or via e-mail, addressed as follows:

If to Seller:

Two Rivers Water & Farming Company

attn. Wayne Harding

2000 S Colorado Blvd.

Tower 1, Suite 3100

Denver, CO 80222

wharding@2riverswater.com

If to Buyer:

Farmland Partners Inc.

attn. Luca Fabbri

8670 Wolff Court, Suite 240

Westminster, CO 80031

luca@farmlandpartners.com

or to such other address or email address as the party to receive the notice, demand, request, consent, certificate or waiver may hereafter designate in writing to the other.  All notices, demands, requests, consents, certificates and waivers shall be deemed to be given when sent via email, or on the third business day after being deposited in the United States mail as aforesaid, whichever occurs first.

16.

MISCELLANEOUS.

(a)

No Waiver.  No waiver of any covenant or condition contained in this Agreement or of any breach of any such covenant or condition shall constitute a waiver of any subsequent breach of such covenant or condition by either party, or justify or authorize the nonobservance on any other occasion of the same or any other covenant or condition hereof of either party, nor shall any forbearance by either party to seek a remedy for any breach constitute a waiver with respect to such or any subsequent breach.

(b)

Successors.  Except as otherwise provided in this Agreement, the covenants, conditions and agreement contained herein shall bind and insure to the benefit of Seller and Buyer and their respective heirs, personal representatives, successors and assigns.

(c)

Captions.  The captions in this Agreement are for convenience only and are not a part of this Agreement and do not in any way define, limit or describe or amplify the terms and provisions or the scope or intent hereof.

(d)

Entire Agreement Interpretation.  This Agreement represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings.  The masculine (or neuter) pronoun shall include the masculine, feminine and neuter genders, and the singular number shall include the plural number and vice versa.

(e)

Amendment.   This Agreement shall not be amended or modified in any manner except by an instrument in writing executed by the parties.

(f)

Governing Law.  This instrument shall be governed by and constructed in accordance with the laws of the State of Colorado.

(g)

Attorneys’ Fees/Expenses.  In the event any dispute between the parties results in litigation or either party is required to retain legal counsel to enforce the provisions hereof, then the prevailing party shall be entitled to recover from the other any and all attorneys’ fees and expenses resulting therefrom.

(h)

Time of the Essence.  Time shall be of the essence in this Agreement.

(i)

Effective Date.  This contract shall be effective on the Effective Date.

(j)

Counterparts and Copies.  This Agreement may be executed in one or more counterpart signature pages (including via email in PDF format or other electronic counterpart signature pages), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(k)

Construction.  The language used in this Agreement shall be deemed to be the language approved by all parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

(l)

Severability.  Each party agrees that it will perform its obligations hereunder in accordance with all applicable laws, rules and regulations now or hereafter in effect.  If any term or provision of this Agreement shall be found to be wholly illegal or unenforceable, the remainder of this Agreement shall be given full effect as if such provision were stricken.  In the event any term or provision of this Agreement shall be held overbroad in any respect, then such term or provision shall be narrowed, modified or limited by a court only to the extent necessary to make such provision or term enforceable while effectuating the intent of the parties herein expressed.

(m)

Access to Information.  Up to and following Closing, Seller shall provide Buyer with reasonable access to such business records specific to the Property and to the financial condition of the Seller and Seller’s parent company and shall perform such actions pertaining to the Property when requested by Buyer, including but not limited to, any records or actions reasonably requested by Buyer (1) to satisfy its obligations with respect to the Farm Service Agency, (2) to assist with filings with the United States Securities and Exchange Commission, including any cooperation required by Buyer’s auditors and counsel in relation to and with such filings, and (3) to fulfill any inquiry or inquiries which Buyer in its reasonable discretion deems necessary hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above:

BUYER:

SELLER:

Farmland Partners Inc.

Two Rivers Water & Farming Company

By:

/s/ Luca Fabbri, CFO

By:

/s/ Wayne Harding, CFO

Date:

September 18, 2014

Date:

September 14, 2014

EXHIBIT A

Parcel 1: 1310000005

Legal Description: NW ¼ NE ¼ 10-‐21-‐63 40A

Parcel 2: 1310000013

Legal Description: S 35A OF SE ¼ 10-‐21-‐63 35A

Parcel 3: 1310000012

Legal Description: SW4 NE4 LESS 1.81A CO RD 10-‐21-‐63 CONTG 38.19A

Parcel 4: 1310004001

Legal Description: LOT 1 FORT REYNOLDS SUBDIVISION FORMERLY #13-‐100-‐00-‐

015  36.13A

Parcel 5: 1302000038

Legal Description: THAT POR OF E 34A OF LOT 9 S OF THE RIVER SE4 NW4; E

30A NE4 SW4 SEC 2-‐21-‐63 LYING IN TAXING DIST 70UA CONTG 29A M/L FORMERLY 13-‐020-‐00-‐022

Parcel 6: 1302000037

Legal Description: E 34A OF LOT 9 S OF RIVER SE4 NW4 34A E 30A NE4 SW4 (30A) CONTG 64A LESS THAT POR IN TAXING DIST 70UA

FORMERLY #13-‐020-‐00-‐022 CONTG 35A 2-‐21-‐63

Parcel 7: 1311006001

Legal Description: PARCEL A SUB VARIANCE #450 CONTG 47.95A FORMERLY

13-‐110-‐03-‐010 + 012 AND FORMERLY 13-‐110-‐04-‐002 + 004 +005

Parcel 8: 1311006003

Legal Description: PARCEL C SUB VARIANCE #450 CONTG 25.29A FORMERLY

13-‐110-‐03-‐010 + 012 AND FORMERLY 13-‐110-‐04-‐002 + 004 +

005

EXHIBIT B

DESCRIPTION OF THE SUPPORTING FACILITIES

Land improvements for property one include a Masonry Utility Building built in 1990 and a well.

Land improvements for Property 2 include a 916 square foot house built in 1933 and a 300 GPM well built in 1959. The house is primarily used for housing H2A workers.

Produce grown on farmland is shipped through a 6,000 square foot warehouse built in 1978.

Cabbage and other produce that needs to be cooled will be stored in the 3,500 square foot cooling shed.

The cooling shed was remodeled in 2014 and has a Krack commercial cooling system.

EXHIBIT C

FORM OF MEMORANDUM OF RIGHT OF FIRST REFUSAL TO PURCHASE

PREPARED BY AND RETURN TO:

Farmland Partners Inc.

Attn. Luca Fabbri

8670 Wolff Court #240

Westminster, CO 80031

MEMORADUM OF RIGHT OF FIRST REFUSAL TO PURCHASE

THIS MEMORANDUM OF RIGHT OF FIRST REFUSAL TO PURCHASE (the Memorandum”) is made and entered into as of September 16, 2014, by and between Two Rivers Water & Farming Company, a Colorado corporation with principal offices at 2000 S Colorado Blvd., Tower 1, Suite 3100, Denver, CO 80222 (the “Seller”) and Farmland Partners Inc., a Maryland corporation with principal offices at 8670 Wolff Court, Suite 240, Westminster, CO 80031, or assigns (the “Buyer”).

W I T N E S S E T H:

WHEREAS, Seller a Buyer entered into a Real Estate Purchase Agreement dated September 16, 2014 (the “REPA”);

WHEREAS, pursuant to Section 6 of the REPA Seller granted Buyer a right of first refusal on certain real estate and refrigeration, packing and storage facilities more particularly described in Exhibit C1 attached hereto (the “Supporting Facilities”);

NOW THEREFORE, in consideration of the covenants and agreements contained in the REPA, Seller, by this Memorandum, does offer to Buyer, and Buyer accepts from Seller, the right of first refusal to purchase the Supporting Facilities.

It is the intention and purpose of this Memorandum to give notice of the right of first refusal referenced herein to all parties taking any interest in the Supporting Facilities.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above:

BUYER:

SELLER:

Farmland Partners Inc.

Two Rivers Water & Farming Company

By:

By:

Date:

Date:

EXHIBIT D

FORM OF LEASE AGREEMENT

FARM LEASE

THIS LEASE AGREEMENT (the “Agreement”) is made and entered into as of October ____, 2014 (the “Effective Date”), by and between FPI Colorado LLC, a Delaware limited liability company with principal offices at 8670 Wolff Court, suite 240, Westminster, CO 80031 (the “Landlord”), and Two Rivers Water & Farming Company, a Colorado corporation with principal offices at 2000 S Colorado Blvd., Tower 1, Suite 3100, Denver, CO 80222 (the “Tenant”).

The parties agree to the following:

1.

Description of the Leased Property. Landlord leases to Tenant, for the purpose of producing agricultural crops only, the real property described in Exhibit A together with all improvements thereon, all appurtenances and all hereditaments (collectively, the “Farm”).

2.

Term of Lease. The lease period begins on the Effective Date of this Agreement and ends on December 31, 2019, with renewal, at Tenant’s option, for one subsequent 5-year term (the “Renewal Term”).  Tenant may exercise the right to extend this Agreement for the Renewal Term by delivering written notice to Landlord on or before July 1, 2019 (the “Renewal Notice”).  If Tenant timely delivers the Renewal Notice, then this Agreement shall renew on the same terms set forth in this Agreement, except that the base annual rent in Section 3 shall be re-set to an amount to be mutually agreed upon by Landlord and Tenant, and Tenant shall not have an option to renew this Agreement for further renewal terms after the first one.

3.

Rental Payments. The base annual rent for the Farm shall be $187,500. The rent for 2014 shall be prorated for the portion of the calendar year beginning on September ___, 2014, and shall be paid on the date of this Agreement. The rent for subsequent years shall be paid on March 1st of each year for the full calendar year. The rent for each calendar year, beginning with and including the rent for 2016 payable on March 1, 2016, shall change by a percentage equal to the one-year U.S. average seasonally adjusted Consumer Price Index – All Urban Consumers for food (referred to by the U.S. Bureau of Labor Statistics as data series CUSR0000SAF1) for the month of December of the prior calendar year (the “Annual Inflation Adjustment”). The Annual Inflation Adjustment in any individual year shall be no less than 0% and no more than a percentage resulting in a compounded total inflation adjustment of 3% p.a. since January 1, 2015.

4.

Expenses. Tenant shall be responsible for all farming expenses (including but not limited to seed, fertilizer, labor, fuel, machinery, trucking, electricity and insurance), as well as all minor maintenance expenses. Tenant shall also reimburse Landlord, no later than December 1st each year, for all real estate taxes paid by Landlord in relation to the Farm, including but not limited to property, drainage and special district taxes, levies and fees, provided that Landlord shall provide copies of all invoices and/or other supporting documentation evidencing such taxes and payment thereof by Landlord prior to Tenant’s obligation to remit reimbursement for the same, and the December 1st deadline shall be reasonably extended if Landlord has failed to timely submit said documentation to Tenant. Landlord shall be responsible for major maintenance expenses and capital improvements, which shall be incurred directly by Landlord or with Landlord’s approval in writing. Tenant agrees to take no action (unless specifically authorized in writing by Landlord) that might cause a mechanic’s or other lien to be imposed upon the Farm.

5.

Tenant Duties and Conditions. Tenant agrees to:

a.

Farm the land in an efficient and husband-like manner.

b.

Do what is reasonably necessary to control wind and water soil erosion including, but not limited to, providing labor and normal farm equipment for the maintenance of existing watercourses, waterways, ditches, drainage areas, terraces and tile drains, and abstaining from any practice which will cause damage to the Farm.

c.

Use reasonable efforts to control weeds in fields, fence rows, road ditches, building lots, and all other areas of the Farm.

d.

Protect desirable vegetation, such as grass field borders, grassed waterways, wildlife cover, shrubs and trees.

e.

Follow a tillage program in accordance with accepted agronomic practices for each of the crops planted that contemplates soil conservation and surface residue requirements.

f.

Apply sufficient fertilizers, including, but not limited to, phosphorus and potassium, in amounts at least equal to Tenant’s projected and expected annual crop removal amounts to avoid fertility depletion.

g.

Provide to Landlord a written annual summary of crop yields immediately following completion of harvest, as well as any GPS harvest and yield mapping information available to Tenant. Additionally, Tenant agrees to provide to Landlord annually a summary written report indicating the product name, amount, date of application and field where applied (including GPS “as applied” maps if available) of all pesticides, fertilizers and seed used on the Farm.

h.

Obtain soil tests at Tenant’s expense for all cropland at a minimum of once every four years, and provide Landlord with copies of all such tests.

i.

Maintain water usage records (including electric power consumption by well pumps, if applicable) as required by any local, state or federal regulation or authority, and give Landlord copy of such record every year.

j.

Maintain material compliance with all local, state, and federal laws and regulations governing all activities related to the application of pesticides and commercial fertilizer, the cultivation of crops and the compliance thereof. Follow label directions in the handling and application of all chemicals used on the land, and follow all applicator’s licensing requirements. Maintain compliance with local, state, and federal laws and regulations pertaining to groundwater contamination, manure disposal, and hazardous waste storage or disposal.

k.

Protect Landlord’s property rights from encroachment by any third parties.

l.

Not allow any public use of the land without written consent of the Landlord.

m.

Prevent the usage of any of the Farm’s resources, including but not limited to land and water, for crops whose cultivation is not in compliance with any local, state or federal regulation, including but not limited to the Controlled Substances Act.

8.

Government Programs. Tenant agrees not to participate in any program offered by the United States Department of Agriculture or other federal, state, or county government agencies for crop production control, soil and water conservation, wildlife habitat, wetland or prairie restoration, or other purposes without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Landlord is deemed to have consented to any such programs that are in place as of the Effective Date of this Agreement and are listed on Schedule 8 attached hereto. Tenant agrees to preserve the cropland acreage bases allowed under USDA program provisions applicable to the Farm as of the Effective Date and shall not combine this parcel with another farm unit of governmental program purposes without written permission from the Landlord, which consent shall not be unreasonably withheld or delayed.

9.

Insurance. Both Tenant (or Tenant’s subtenants) and Landlord will keep their respective property interests reasonably insured against hazards and casualties. In the event of any damage to the Farm by any natural or man-made disaster, Tenant shall inform Landlord within 48 hours. Tenant shall carry the following types and minimum coverage of insurance:

a.

Workers’ Compensation Insurance (if applicable).

b.

Casualty insurance on improvements (showing Landlord as an additional insured).

c.

Comprehensive general liability with limits of not less than one million dollars (showing Landlord as an additional insured).

d.

Automobile liability insurance on all owned, non-owned, or leased automobile equipment in conjunction with operations in amounts not less than required by statutory limits, if any, for bodily injury and for property damage and liability.

10.

Right of Entry and Inspection. Landlord may enter the Farm at any reasonable time for the purpose of consulting with Tenant, viewing the property, making repairs or improvements, or for other reasonable purposes that do not interfere with Tenant’s ability to carry out regular farming operations. Upon properly served notice of termination of the Agreement, Landlord reserves the right to enter the Farm and perform fall tillage, seeding, fertilizing or other customary seasonal operations after Tenant has completed the harvesting of crops.

11.

Attorney’s Fees and Court Costs. In the event a judgment is granted to either party as a result of legal action related to the terms of this Agreement, each party shall pay its own attorney’s fees, legal expenses, and other costs.

12.

Changes in Lease Terms. The conduct, representation, or statement of either party, by act or omission, shall not be construed as a material alteration of this Agreement unless and until such provision is reduced to writing and executed by both parties as an addendum to this Agreement.

13.

Notices.  All notices, demands, requests, consents, certificates and waivers from either party to the other shall be in writing and sent by United States registered mail, return receipt requested, postage prepaid, or via e-mail, addressed as follows:

If to Tenant:

Two Rivers Water & Farming Company

attn. Wayne Harding

2000 S Colorado Blvd.

Tower 1, Suite 3100

Denver, CO 80222

wharding@2riverswater.com

If to Landlord:

FPI Colorado LLC

attn. Luca Fabbri

8670 Wolff Court, suite 240

Westminster, CO 80031

luca@farmlandpartners.com

or to such other address or email address as the party to receive the notice, demand, request, consent, certificate or waiver may hereafter designate in writing to the other.  All notices, demands, requests, consents, certificates and waivers shall be deemed to be given when sent via email, or on the third business day after being deposited in the United States mail as aforesaid, whichever occurs first.

14.

Indemnification. Tenant shall take possession of the Farm subject to the usual hazards of operating a farm and assume all of the risks of accidents to Tenant and Tenant’s agents, in pursuance of the farming operation, and in performing repairs or improvements or other actions pursuant to this Agreement. Tenant agrees to indemnify, defend, and hold harmless Landlord against any liability and/or pay for any and all damages, losses, or expenses incurred by Landlord in connection with the Farm, beyond that covered by insurance, due to Tenant’s negligence or failure to perform the terms of this Agreement.  Likewise, Landlord agrees to indemnify, defend, and hold harmless Tenant against any liability and/or pay for any and all damages, losses, or expenses incurred by Tenant in connection with this Agreement, beyond that covered by insurance, due to Landlord’s negligence or failure to perform the terms of this Agreement.

15.

Mineral Rights. Subject to the provisions described herein, Landlord reserves all rights to any mineral on or underlying the Farm.

16.

Lease Termination. Landlord shall reimburse Tenant at the termination of this Agreement for fieldwork done and for other crop costs incurred for crops to be harvested after the termination of this Agreement. Compensation will be based on current custom rates for field operations, unless other rates have been agreed upon in a writing signed by both Landlord and Tenant. Tenant agrees that on termination of the Agreement, Tenant will yield possession of the Farm to Landlord without further demand or notice. The Farm shall be in as good order and condition as when it was entered by Tenant. Loss by fire, tornado or forces beyond Tenant’s control and ordinary wear and tear are excepted. If Tenant wrongfully withholds possession of the Farm after the date of termination, Tenant shall pay to Landlord an amount equal to 5/365 of the last annual rent paid per each day that Tenant remains in possession thereafter for such handover period and which shall be in addition to all other actual damages sustained by Landlord.

17.

Default.  If Tenant either: (i) has not timely made payment of any rent or other charges due hereunder, and such failure to pay continues for a period of five (5) business days after rental payments were due under Section 3 above or written notice from Landlord to Tenant in all other cases, or (ii) fails to perform any other covenant, term, agreement or condition of this Agreement within thirty (30) days after written notice from Landlord to Tenant, then Landlord shall have the right to terminate this Agreement by delivering written notice to Tenant at any time as long as Tenant’s default remains uncured.

18.

No Partnership. It is understood and agreed that this Agreement shall not be deemed to be nor intended to give rise to a partnership or joint venture relationship.

19.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflict of laws rules.

20.

Agreement. It is further understood that both parties have read the terms and provisions of this lease agreement and have agreed to abide by the terms and provisions herein.

21.

Miscellaneous.  All of the terms, covenants, conditions in this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, it being the intent of the parties hereto that all of the covenants hereunder shall be "covenants running with the land" during the terms applicable to the specific covenants, or the duration of this Agreement, whichever period is longer, and, as such, shall run with, be binding upon and inure to the benefit of the Landlord and the Tenant.  Landlord and Tenant agree that any and all references to the term of this Agreement (and/or references to the term of this

Agreement) are hereby deemed to include the initial period of this Agreement and the Renewal Term, as described at Section 2, above, as well as any subsequent renewals and/or extensions of this Agreement.

LANDLORD:

TENANT:

Farmland Partners Inc.

Two Rivers Water & Farming Company

By:

By:

Date:

Date: